Good Harbor U.S. Tactical Core Fund

Class	A	Shares	GHUAX
Class	C	Shares	GHUCX
Class	I	Shares	GHUIX

PROSPECTUS

February 1, 2014

 Advised by:

www.ghf-funds.com                                                     1-877-270-2848

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance	4
Investment Adviser	5
Portfolio Manager	5
Purchase and Sale of Fund Shares	5
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	6
Investment Objective	6
Principal Investment Strategies	6
Principal Investment Risks	8
Temporary Investments	10
Portfolio Holdings Disclosure	10
MANAGEMENT	10
Investment Adviser	10
Portfolio Managers	11
HOW SHARES ARE PRICED	11
HOW TO PURCHASE SHARES	13
HOW TO REDEEM SHARES	18
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	20
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	21
DISTRIBUTION OF SHARES	22
Distributor	22
Distribution Fees	22
Additional Compensation to Financial Intermediaries	22
Householding	23
FINANCIAL HIGHLIGHTS	23
PRIVACY NOTICE	24

FUND SUMMARY

Investment Objective - Total return from capital appreciation and income.

Fees and Expenses of the Fund - This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 13 of the Fund's Prospectus and Purchase, Redemption and Pricing of Fund Shares on page 37 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	1.00%	None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed if held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.24%	0.27%	0.23%
Acquired Fund Fees and Expenses (1)	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.53%	2.31%	1.27%
Fee Waiver(2)	(0.09)%	(0.12)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver	1.44%	2.19%	1.19%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds.

(2)

The Fund's adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2015 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing cost (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.40%, 2.15% and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. These agreements may be terminated only by the Fund's Board of Trustees, on 60 days’ written notice to the Fund's adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

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Class	1 Year	3 Years	5 Years	10 Years
A	$713	$1,022	$1,353	$2,286
C	$222	$710	$1,224	$2,637
I	$121	$395	$689	$1,527

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 375% of the average value of its portfolio.

Principal Investment Strategies - Using a tactical asset allocation model, the Fund's investment adviser, Good Harbor Financial, LLC (the “Adviser”), seeks to achieve the Fund's investment objective by investing in the U.S. equity market during sustained rallies and investing defensively in U.S. Treasury bonds during weak equity market conditions. The Adviser will generally seek exposure to equities and treasuries through a variety of investments that provide exposure to equity market and treasury bond indices, including exchange traded funds (“ETFs”), exchange traded notes (“ETNs”), mutual funds, equity securities (such as common stock), U.S. government securities, derivative instruments and other investments. The Fund’s derivative investments may include swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices.

Adviser’s Tactical Asset Allocation Model.  The Adviser utilizes a disciplined, model-driven investment approach intended to generate enhanced risk-adjusted returns.  Through detailed analysis, the Adviser quantifies and validates its investment strategies and seeks to identify stable and persistent economic and statistical relationships in order to determine the portfolio’s allocations.

The underlying premise of the strategy is that equity prices are driven by changes in investor equity risk premiums and that these premiums vary with time and the business cycle. The Adviser believes that, during periods of market stress and exuberance, stock price variation is due almost exclusively to changing risk premiums rather than changing expected cash flows.  By monitoring proxies for risk, the Adviser seeks to identify times when equity exposure is more or less favorable and adjust the portfolio allocation accordingly.

The Adviser’s model combines the following three main elements to determine an overall portfolio allocation between equities and treasuries: Momentum Measures (proprietary price-based indicators aimed at assessing the strength in equity prices, strength in bond prices and the relative strength between these asset classes across multiple time horizons); Economic Conditions (U.S. economic output level and growth rate series are combined to estimate whether the economy is expanding or contracting and at what speed); and Yield Curve Dynamics (changes in the level, slope and curvature of the U.S. treasury yield provide insight into investor capital flows as well as government policy intervention).  With respect to the equity allocation, the model also directs the Adviser to overweight company size segment(s) (e.g. small-cap, mid-cap, or large-cap) poised to do well and underweight the company size segment(s) that are moving out of favor.  For the treasury allocation, the model directs the Adviser to allocate among different treasury durations.

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Portfolio Allocation. At any given time, the Fund’s portfolio will be invested in all equities, all treasuries or among equities and treasuries.  Within each major asset category, further allocations are made across market capitalization and duration. The Adviser attempts to further enhance returns through the use of leveraged ETFs and/or derivatives.

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

Principal Investment Risks - As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program.  Many factors affect the Fund's net asset value and performance.

•

Correlation Risk: Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments between equities and fixed income securities, the Fund is subject to correlation risk.

•

Credit Risk:  Issuers may not make interest or principal payments on securities, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes, including the U.S. government.

•

Derivatives Risk:  Loss may result from the Fund’s investments in swaps, options and futures. These instruments may be illiquid, difficult to value and leveraged so that small changes may produce disproportionate losses to the Fund. Over-the-counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Losses from investments in derivatives can result from a lack of correlation between the value of those derivatives and the value of the underlying asset or index. In addition, there is a risk that the performance of the derivatives or other instruments used by the Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Derivatives are also subject to risks arising from margin requirements. There is also risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in prices.

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ETF and Mutual Fund Risk: ETFs and mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs or mutual funds and also may be higher than other mutual funds that invest directly in securities. ETFs and mutual funds are subject to specific risks, depending on the nature of the fund.

•

Exchange-Traded Notes Risk: Similar to ETFs and mutual funds, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

•

Fixed-Income Risk:  The Fund may invest in fixed income securities, directly or through ETFs.  The credit quality rating of securities may be lowered if an issuer's financial condition deteriorates and issuers may default on their interest and or principal payments.  Typically, a rise in interest rates causes a decline in the value of fixed income securities.

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•

Leverage Risk:  Borrowing magnifies the potential for losses and exposes the Fund to interest expenses on money borrowed.  Leveraged ETFs and derivatives will amplify losses because they are designed to produce returns that are a multiple of the equity index to which they are linked.

•

Leveraged ETF Risk:  Leveraged ETFs will amplify gains and losses.  Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

•

Limited History of Operations:  The Fund has a limited history of operations for investors to evaluate.

•

Management Risk:  The Adviser's reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect and may not produce the desired results.

•

Market Risk:  Overall equity and fixed income securities market risks affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

•

Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

•

Small and Medium Capitalization Stock Risk:  The Fund may invest directly or through ETFs in companies of any size capitalization.  The price of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.

•

Structured Note Risk:  Structured notes involve tracking risk, issuer default risk and may involve leverage risk.

•

Turnover Risk:  A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

•

U.S. Government Securities Risk: Although U.S. Government securities are considered among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund’s Class I shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Although Class A shares and Class C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A shares and Class C shares would be different from Class I shares because Class A shares and Class C shares have different expenses than Class I shares.  Performance information for Class C shares will be included after the share class has been in operation for one complete calendar year. Updated performance information is available at no cost by visiting www.ghf-funds.com or by calling 1-877-270-2848.

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Class I Performance Bar Chart For Calendar Years Ended December 31

(Returns do not reflect sales loads and would be lower if they did)

Best Quarter:	3/31/13	9.50%
Worst Quarter:	6/30/13	(2.19)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2013)

	One Year	Since Inception (12-31-12)
Class I shares
Return before taxes	21.13%	21.13%
Return after taxes on distributions	20.48%	20.48%
Return after taxes on distributions and sale of Fund shares	11.99%	11.99%
Class A shares
Return before Taxes	20.83%	20.83%
S&P 500 TR (reflects no deduction for fees, expenses or taxes)	32.39%	32.39%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

Investment Adviser - Good Harbor Financial, LLC is the Fund's investment adviser.

Investment Adviser Portfolio Managers - Neil R. Peplinski, Chartered Financial Analyst (CFA), and Paul R. Ingersoll, each a Managing Partner of the Adviser, have each served the Fund as its Portfolio Managers since it commenced operations in 2012.

Purchase and Sale of Fund Shares - The investment minimums for the Fund are:

	Initial Investment	Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$2,500	$1,000	$250	$100
C	$2,500	$1,000	$250	$100
I	$5,000,000	$5,000,000	$10,000	$10,000

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The Fund reserves the right to waive any investment minimum.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information - Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries - If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund's investment objective is total return from capital appreciation and income.  The Fund's investment objective may be changed by the Fund's Board of Trustees upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Using a tactical asset allocation model, the Adviser seeks to achieve the Fund's investment objective by investing in the U.S. equity market during sustained rallies and investing defensively in U.S. Treasury bonds during weak equity market conditions. The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

Investment Philosophy

The underlying premise of the strategy is that equity prices are driven by changes in investor equity risk premiums and that these premiums vary with time and the business cycle. The Adviser believes that during periods of market stress and exuberance stock price variation is due almost exclusively to changing risk premiums rather than changing expected cash flows. By monitoring indications of market momentum, general economic conditions, and U.S. Treasury yield curves for risk, the strategy seeks to identify times when equity exposure is more or less favorable and adjust the portfolio allocation to take advantage of trends in investor equity risk premiums.

Investment Process

Adviser’s Tactical Asset Allocation Model. The Adviser utilizes its proprietary tactical asset allocation model to determine an overall portfolio allocation to U.S. equities and U.S. Treasury bonds under specific investment constraints, according to market indicators provided by the Adviser’s proprietary investment process. With respect to the equity allocation, the model also directs the Adviser to

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overweight company size segment(s) (e.g. small-cap, mid-cap, or large-cap) poised to do well and underweight the company size segment(s) that are moving out of favor.  For the treasury allocation, the model directs the Adviser to allocate among different treasury durations.

The Adviser utilizes a disciplined, model-driven investment approach intended to generate enhanced risk-adjusted returns. Through detailed analysis, the Adviser quantifies and validates its investment strategies and seeks to identify stable and persistent economic and statistical relationships in order to determine the portfolio’s allocations.

The Adviser’s investment process is designed to take advantage of trends in the discount rate, based on the notion that stock market valuations, particularly during times of economic stress, are dominated by the premium demanded by investors to hold equity risk. This premium is directly reflected through the discount rate. As stressful economic conditions cause investors to become more risk averse, required returns rise, placing negative pressure on stock prices. As this view persists, market prices trend downwards. Similarly, as investors become more confident in the economic outlook, required returns decline providing support for equity prices. The Adviser’s proprietary model is engineered to decipher trends in equity risk premium.

Because the equity risk premium is not directly observable in the market, the Adviser establishes a view on the direction of risk premium changes through its unique investment process by monitoring three main categories of information.

MOMENTUM MEASURES – The momentum measures are proprietary price-based indicators aimed at assessing the strength in equity prices, strength in bond prices and the relative strength between these asset classes across multiple time horizons. The data series consists of a short-term component (1-3 months), medium term component (3-6 months) and a longer-term component (6-12 months). Rising equity momentum coupled with weaker fixed income demand often signals a decline in investor risk premiums.

ECONOMIC CONDITIONS – The economic data provide a direct estimate of the U.S. business cycle. U.S. economic output level and growth rate series are combined to estimate whether the economy is expanding or contracting and at what speed. Corporate credit spreads are also included to assess whether companies have affordable access to credit. A contracting economy with a growth rate accelerating to the downside tends to lead to increased investor risk-aversion, and vice-versa.

YIELD CURVE DYNAMICS – Changes in the level, slope and curvature of the U.S. treasury yield provide insight into investor capital flows as well as government policy intervention. A drop in levels and a flattening of the curve, for example, may signal expectations of increased economic headwinds and a decrease in investor appetite for equity risk. Multiple points along the yield curve between one and ten year maturities are analyzed.

Portfolio Allocation.  At any given time, the Fund’s portfolio will be invested in all equities, all treasuries or among equities and treasuries.  Under normal conditions, the Adviser will seek exposure to equities and treasuries through a variety of investments which provide exposure to equity market and treasury bond indices, including ETFs, ETNs, mutual funds, equity securities, such as common stock, U.S. government securities, derivative instruments and other investments.  The Fund’s derivative investments may include swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices.  Within each major asset category, further allocations are made across market capitalization and duration.

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The Adviser attempts to further enhance returns through the use of leveraged ETFs and/or derivatives.

Principal Investment Risks

•

Correlation Risk: Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments between equity and fixed income securities and among different asset classes within each category, the Fund is subject to correlation risk.

•

Credit Risk:  Issuers may not make interest or principal payments on securities, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes, including the U.S. government.

•

Derivatives Risk:  The Fund may invest in swaps, options, and futures. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.  Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.  Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage.  Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

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ETF and Mutual Fund Risk: ETFs and mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs or mutual funds and also may be higher than other mutual funds that invest directly in securities. ETFs and mutual funds themselves are subject to specific risks, depending on the nature of such ETF or Fund.

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Exchange-Traded Notes Risk: Similar to ETFs and mutual funds, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

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Fixed Income Risk:  The Fund may invest directly in fixed income securities or through ETFs.  Fixed income risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment).  These risks could affect the value of a particular investment possibly causing the Fund's share price and total return to be reduced

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and fluctuate more than other types of investments.  When the Fund invests in fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities.  In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

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Leverage Risk:  Borrowing magnifies the potential for gain or loss of the Fund, and therefore increases the possibility of a fluctuation in the Fund's net asset value ("NAV"). This is the speculative factor known as leverage. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's NAV may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.  Leveraged ETFs and derivatives will amplify losses because they are designed to produce returns that are a multiple of the equity market index to which they are linked.

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Leveraged ETF Risk:  Investing in leveraged ETFs will amplify the Fund’s gains and losses.  Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

•

Limited History of Operations:  The Fund has a limited history of operations for investors to evaluate. Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the Adviser's management of individual and institutional accounts. As a result, the Adviser may not achieve its intended result in managing the Fund.

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Management Risk:  The Adviser's reliance on its strategy and its judgments about the value and potential appreciation securities in which the Fund invests may prove to be incorrect. The ability of the Fund to meet its investment objective is directly related to the Adviser's proprietary investment process. The Adviser's assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser's investment strategy will produce the desired results.

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Market Risk:  Overall equity and fixed income market risk, including volatility, may affect the value of individual instruments in which the Fund invests. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

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Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund may also invest in underlying funds that are non-diversified.  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

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•

Small and Medium Capitalization Stock Risk:  The Fund may invest directly or through ETFs in companies of any size.  The stocks of small and medium capitalization companies involve substantial risk.  These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.  Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

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Structured Note Risk:  The Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market.  These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices.  The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer's credit quality rating, and economic, legal, political, or events that affect the industry.  In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note.  Structured notes may also be subject to counterparty risk.  The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

•

Turnover Risk:  A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

•

U.S. Government Securities Risk: Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.

MANAGEMENT

Investment Adviser

Good Harbor Financial, LLC, 155 N Wacker Drive, Suite 1850, Chicago, IL 60606, serves as investment adviser to the Fund.  Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Fund's investment portfolio.  The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions. The Adviser was established in 2003 for the purpose of providing investment

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advice to individuals and institutions.  As of December 31, 2013, it had approximately $10.6 billion in assets under management/advisement.  Pursuant to an advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund's average daily net assets.

The Adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2015 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing cost (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.40%, 2.15%, and 1.15% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. These agreements may be terminated only by the Fund's Board of Trustees, on 60 days’ written notice to the adviser.  Fee waiver and reimbursement arrangements can decrease a Fund's expenses and boost its performance.

A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement is available in the Fund's annual shareholder report dated September 30, 2013.

Investment Adviser Portfolio Managers

Neil R. Peplinski, CFA founded the Adviser in 2003 and serves as a Managing Partner. Mr. Peplinski previously worked as a portfolio manager for Allstate Investments, overseeing a portfolio of collateralized debt obligations. Mr. Peplinski earned his MBA with High Honors from The University of Chicago Graduate School of Business. He also holds a MSEE in Electromagnetics from The University of Michigan, and a BSEE in Electromagnetics from Michigan Technological University where he graduated summa cum laude.

Paul R. Ingersoll joined the Adviser in 2007 and serves as a Managing Partner. Prior to joining the Adviser, Mr. Ingersoll co-founded NES, a business services company. Mr. Ingersoll earned his MBA with honors from The University of Chicago Graduate School of Business. He also holds a BS in Economics and French from The University of Michigan.

The Fund's Statement of Additional Information provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares of the Fund.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New

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Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Fund values foreign securities, if any, held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes three classes of shares offered by the Fund: Class A, Class C and Class I.  The Fund offers these classes of shares so that you can choose the class that best suits your investment needs.  Refer to the information below so that you can choose the class that best suits your investment needs.  The main differences between each class are sales charges, ongoing fees and minimum investment.  For information on ongoing distribution fees, see Distribution Fees on page 22 of this Prospectus.  Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund.  There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time.  The Fund reserves the right to waive sales charges, as described below.  The Fund and the Adviser may each waive investment minimums at their individual discretion.  Not all share classes may be available for purchase in all states.

Factors to Consider When Choosing a Share Class

When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the Fees and Expenses of the Fund section for the Fund in this Prospectus.  You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Class A Shares

Class A shares are offered at the public offering price, which is net asset value per share plus the applicable sales charge.  The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of "Right of Accumulation" and "Letter of Intent" below. The Fund reserves the right to waive any load as described below.  The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price[1]	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	1.00%	1.01%	1.00%

(1) Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

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How to Reduce Your Sales Charge - You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund's distributor, Northern Lights Distributors, LLC (the "distributor"), in writing and supply your account number at the time of purchase.  You may combine your purchase with those of your "immediate family" (your spouse and your children under the age of 21) for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation - To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);

•

Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs; and

•

Shares held directly in the Fund account on which the broker-dealer (financial adviser) of record is different than your current purchase broker-dealer.

Letters of Intent - Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $25,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included.  The amount you agree to purchase determines the initial sales charge you pay.  If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.  You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI.  The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase.  If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares -  If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

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Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•

Current and retired directors and officers of the Fund sponsored by the adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.

•

Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.

•

Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•

Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.

•

Institutional investors (which may include bank trust departments and registered investment advisers).

•

Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•

Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•

Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an "NAV transfer").

Class C Shares

Class C shares of the Fund are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges. While the Fund’s Class C shares do not have an initial sales charge, purchases are be subject to a 1.00% contingent deferred sales charge ("CDSC") of the purchase price on shares redeemed during the first twelve months after their purchase.

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Class I Shares

Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than other classes of shares. This means that 100% of your initial investment is placed into shares of the Fund.

Minimum and Additional Investment Amounts - The minimum initial and subsequent investment by class of shares is:

	Initial Investment	Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$2,500	$1,000	$250	$100
C	$2,500	$1,000	$250	$100
I	$5,000,000	$5,000,000	$10,000	$10,000

The Fund reserves the right to waive any minimum.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

Purchasing Shares

You may purchase shares of the Fund by sending a completed application form to the following address:

Regular Mail Good Harbor U.S. Tactical Core Fund c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail Good Harbor U.S. Tactical Core Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Automatic Investment Plan:  You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Fund at 1-877-270-2848 for more information about the Fund's Automatic Investment Plan.

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Purchase through Brokers - You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a brokers authorized its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire - If you wish to wire money to make an investment in the Fund, please call the Fund at 1-877-270-2848 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

The Fund reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the Fund.  The Fund will not accept payment in cash, including cashier's checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed -  All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

•

the name of the Fund and share class

•

the dollar amount of shares to be purchased

•

a completed purchase application or investment stub

•

check payable to the "Good Harbor U.S. Tactical Core Fund"

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Retirement Plans - You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-877-270-2848 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares - You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail Good Harbor U.S. Tactical Core Fund c/o Gemini Fund Services, LLC PO Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail Good Harbor U.S. Tactical Core Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-877-270-2848.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan:  If your individual account, IRA or other qualified plan account has a current account value of at least $10,000, you may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund

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through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account.  Please contact the Fund at 1-877-270-2848 for more information about the Fund's Automatic Withdrawal Plan.

Redemptions in Kind - The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the 90-day period).  The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund's NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent - Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order."  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees - If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

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Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans - If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding. Please call the Fund at 1-877-270-2848 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Low Balances - If at any time your account balance falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000 within 30 days of the notice, your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below required minimums due to a decline in NAV. The Fund will not charge any redemption fee on involuntary redemptions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include, but are not limited to:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy;"

•

Rejecting or limiting specific purchase requests;

•

Rejecting purchase requests from certain investors; and

•

Charging a 1% redemption fee on shares sold within 30 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

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Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares, you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

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This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor

Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

Distribution Fees

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares of the Fund (each a "Plan" and collectively, the "Plans"), pursuant to which the Fund may pay the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% and 1.00% of the Fund's average daily net assets attributable to Class A and Class C shares, respectively.  There is no Plan for Class I shares.

The Fund's distributor and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the Financial Industry Regulatory Authority due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries

The Fund's distributor, its affiliates, and the Fund's adviser and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

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Householding:  To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-877-270-2848 on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Cohen Fund Audit Services, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s September 30, 2013 annual report, which is available at no charge upon request.

The table below sets forth financial data for one share of beneficial interest outstanding through each period presented.

	For the Period Ended September 30, 2013
	Class A (1)	Class I (1)	Class C (2)

Net Asset Value, Beginning of Period	$ 10.00	$ 10.00	$ 10.03
Activity from Investment Operations:
Net investment loss (3)	(0.04)	(0.02)	(0.09)
Net realized and unrealized gain on investments	1.14	1.14	1.10
Total from investment operations	1.10	1.12	1.01

Paid in capital from redemption fees (4)	(0.00)	(0.00)	(0.00)
Net Asset Value, End of Period	$ 11.10	$ 11.12	$ 11.04
Total Return (5,6)	11.00%	11.20%	10.07%
Net assets, at end of period (in 000's)	$ 168,848	$ 305,898	$ 75,119

Ratio of gross expenses to average net assets (7,8,9)	1.49%	1.23%	2.27%
Ratio of net expenses to average net assets (8,9)	1.40%	1.15%	2.15%
Ratio of net investment income to average net assets (8,9)	(0.47)%	(0.28)%	(1.15)%
Portfolio turnover rate (6)	375%	375%	375%

__________
(1) The Good Harbor U.S. Tactical Core Fund's Class A and Class I shares commenced operations on December 31, 2012.
(2) The Good Harbor U.S. Tactical Core Fund's Class C shares commenced operations on January 4, 2013.
(3) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Amount represents less than $0.01 per share.
(5) Total returns shown exclude the effect of applicable sales loads/redemption fees.
(6) Not annualized.
(7) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8) Annualized.
(9) The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.

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Rev. February 2012

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call (402) 493-4603

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WHO WE ARE
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust III doesn't share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust III doesn't share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust III doesn't jointly market.

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Good Harbor U.S. Tactical Core Fund

Adviser	Good Harbor Financial, LLC 155 N Wacker Drive, Suite 1850 Chicago, IL 60606	Distributor	Northern Lights Distributors, LLC 17605 Wright Street, Omaha, Nebraska 68130
Independent Registered Public Accountant	Cohen Fund Audit Services, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Legal Counsel	Thompson Hine LLP 41 S. High Street, Suite 1700 Columbus, OH 43215
Custodian	Huntington National Bank 41 South High Street Columbus, OH 43215	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Additional information about the Fund is included in the Fund's Statement of Additional Information dated February 1, 2014 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Fund's policies and management.  Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders.  In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-877-270-2848 or visit www.ghf-funds.com.  You may also write to:

Good Harbor U.S. Tactical Core Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE  68130

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22655

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